Exhibit 99.1
FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media/Editorial Contact:

Applied Micro Circuits Corporation Scott Dawson Phone: (858) 535-4217 E-Mail: sdawson@amcc.com	The Bernard Group Diane Bernard Phone: (512) 617-6319 E-Mail: diane@bernardgroup.com
Wednesday, January 23, 2008
Company Press Release
APPLIED MICRO CIRCUITS CORPORATION ANNOUNCES
THIRD QUARTER FISCAL 2008 FINANCIAL RESULTS
Selected Q3 Highlights
•	Q3 net revenues of $66.3 million, up 14% sequentially

•	Q3 GAAP net loss of $4.3 million or $(0.06) per share compared to a GAAP net loss of $8.1 million or $(0.12) per share in the second quarter

•	Q3 non-GAAP net income of $3.1 million or $0.05 per share compared to a non-GAAP net loss of $3.0 million or $(0.04) per share in the second quarter

•	Transport revenues were $18.8 million and grew 34% sequentially; Storage revenues were $13.6 million and grew 11% sequentially; Processor revenues were $24.9 million and declined 8% sequentially

•	Implemented One-for-Four Reverse Stock Split

•	AMCC’s PowerPC® 405EX Embedded Processor named 2007 Product of the Year by Electronic Products Magazine
SUNNYVALE, Calif., —January 23, 2008—Applied Micro Circuits Corporation [NASDAQ: AMCC] today reported its financial results for the third quarter of fiscal 2008.
Net revenues for the third quarter of fiscal 2008 were $66.3 million compared to $58.2 million reported in the second quarter of fiscal 2008 and $76.6 million reported in the third quarter of fiscal 2007. Revenues for the first nine months were $174.6 million compared to $222.7 million for the comparable period last year.
The net loss on a generally accepted accounting principles (“GAAP”) basis for the third quarter of fiscal 2008 was $4.3 million or $(0.06) per share. The third quarter GAAP net loss compares with a net loss of $8.1 million or $(0.12) per share for the second quarter of fiscal 2008 and a net loss of $4.2 million or $(0.06) per share for the third quarter of fiscal 2007. Year to date the GAAP net loss was $28.8 million or $(0.42) per share compared to $18.9 million or $(0.27) per share for the first nine months of fiscal 2007.
The non-GAAP net income for the third quarter of fiscal 2008 was $3.1 million or $0.05 per share, compared to the non-GAAP net loss of $3.0 million or $(0.04) per share in the second quarter of fiscal 2008 and the non-GAAP net income of $9.0 million or $0.13 per share in the third quarter of fiscal 2007. Year to date the non-GAAP net loss was $7.2 million or $(0.10) per share compared to a non-GAAP net income of $27.5 million or $0.38 per share for the first nine months of fiscal 2007.
“I am pleased with our financial results for the December quarter. We achieved revenue growth at the upper end of our guidance range and returned to non-GAAP profitability. Order patterns remained strong throughout the quarter and we entered the March quarter with our strongest backlog position in more than two years. Finally, all of us are proud that AMCC’s PowerPC® 405EX Embedded Processor was named 2007 Product of the Year by Electronic Products Magazine,” said Kambiz Hooshmand, president and chief executive officer.
Bob Gargus, chief financial officer commented, “During the quarter we continued to reduce operating expenses and did better than our goal. We implemented the planned one-for-four reverse stock split and we are looking forward to growth in revenues and further improvement in our non-GAAP profitability in the March quarter.”
AMCC reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, acquired in-process research and development, stock-based compensation charges, realized gains on sale of strategic equity investment and gain on renegotiated design tool agreement, payroll tax on certain stock option exercises and expenses related to stock option investigation, net. Expenses related to stock option investigation consist primarily of fees paid to professional service firms in connection with the Company’s internal investigation of historical stock option grant practices and the resulting restatement of the Company’s financial statements, the investigations by the Securities and Exchange Commission and the U.S. Attorney’s office arising from the internal investigation and the defense of derivative lawsuits arising from the Company’s internal investigation, net of insurance recoveries. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.
For More Information
AMCC management will be holding a conference call today, January 23, 2008, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the third quarter of fiscal 2008 and to provide guidance for the fourth quarter of fiscal 2008. You may access the conference call via any of the following:

Teleconference:	913-312-1481
Conference ID:	7331488
Web Broadcast:	http://investor.amcc.com/events.cfm
Replay:	719-457-0820 (available through January 29, 2008)
AMCC Overview
AMCC is a global leader in network and embedded PowerPC® processing, optical transport and storage solutions. Our products enable the development of converged IP-based networks offering high-speed secure data, high-definition video and high-quality voice for carrier, metropolitan, access and enterprise applications. AMCC provides networking equipment vendors with industry-leading network and communications processing, Ethernet, SONET, OTN and switch fabric solutions. AMCC is also the leading vendor of high-port count SATA RAID controllers enabling low-cost, high-performance, high-capacity storage. AMCC’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AMCC, please visit our web site at http://www.amcc.com.
AMCC is a registered trademark of Applied Micro Circuits Corporation. The PowerPC name and logo are registered trademarks of IBM Corporation and used under license therefrom. All other trademarks are the property of their respective owners.
This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding backlog and future revenues, and profitability. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.
-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
($ in thousands)
(Unaudited)

	December 31,	March 31,
	2007	2007
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$116,849	$284,470
Accounts receivable, net	31,745	32,558
Inventories	39,820	31,286
Other current assets	11,817	14,438

Total current assets	200,231	362,752
Marketable securities	69,453	—
Property and equipment, net	25,563	27,150
Goodwill	335,624	335,857
Purchased intangibles	61,929	79,787
Other assets	17,713	10,966

Total assets	$710,513	$816,512

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$25,874	$26,893
Other current liabilities	23,567	28,797

Total current liabilities	49,441	55,690
Stockholders’ equity	661,072	760,822

Total liabilities and stockholders’ equity	$710,513	$816,512

APPLIED MICRO CIRCUITS CORPORATION
GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three months ended			Nine months ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006
Net revenues	$66,267	$58,210	$76,642	$174,612	$222,685
Cost of revenues	33,311	30,328	37,799	90,137	104,863

Gross profit	32,956	27,882	38,843	84,475	117,822
Operating expenses:
Research and development	24,696	24,480	24,550	74,658	72,242
Selling, general and administrative	14,125	15,850	17,351	46,038	49,963
Amortization of purchased intangibles	1,320	1,336	1,350	4,001	3,645
Acquired in-process research and development	—	—	—	—	13,300
Restructuring charges	125	1,376	67	1,469	2,733
Option investigation, net	(792)	209	2,705	(291)	4,405

Total operating expenses	39,474	43,251	46,023	125,875	146,288

Operating loss	(6,518)	(15,369)	(7,180)	(41,400)	(28,466)
Interest and other income, net	2,148	6,906	3,121	12,130	9,915

Loss before income taxes	(4,370)	(8,463)	(4,059)	(29,270)	(18,551)
Income tax expense (benefit)	(31)	(410)	113	(458)	327

Net loss	$(4,339)	$(8,053)	$(4,172)	$(28,812)	$(18,878)

Basic and diluted loss per share:
Loss per share	$(0.06)	$(0.12)	$(0.06)	$(0.42)	$(0.27)

Shares used in calculating basic and diluted loss per share	67,015	68,783	70,450	68,737	71,228

APPLIED MICRO CIRCUITS CORPORATION
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)
(in thousands, except per share data)
(unaudited)

	Three months ended			Nine months ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006
GAAP net loss	$(4,339)	$(8,053)	$(4,172)	$(28,812)	$(18,878)
Adjustments:
Stock-based compensation charges	2,312	3,297	2,723	8,229	7,911
Amortization of purchased intangibles	5,903	5,919	7,877	17,858	18,551
Restructuring charges	125	1,376	67	1,469	2,733
Realized gain on sale of strategic equity investment	—	(4,649)	—	(4,649)	—
Gain on renegotiated design tool agreement	—	(749)	—	(749)	—
Acquired in-process research and development	—	—	—	—	13,300
Payroll taxes on certain stock option exercises	—	1	—	3	1
Expenses related to stock option investigation, net	(792)	209	2,705	(291)	4,405
Income tax adjustments	(126)	(318)	(217)	(236)	(523)

Total GAAP to Non-GAAP adjustments	7,422	5,086	13,155	21,634	46,378

Non-GAAP net income (loss)	$3,083	$(2,967)	$8,983	$(7,178)	$27,500

Diluted income (loss) per share	$0.05	$(0.04)	$0.13	$(0.10)	$0.38

Shares used in calculating diluted income (loss) per share	67,207	68,783	70,765	68,737	71,481

Income (loss) per share:
GAAP income (loss) per share	$(0.06)	$(0.12)	$(0.06)	$(0.42)	$(0.27)
GAAP to non-GAAP adjustments	0.11	0.08	0.19	0.32	0.65

Non-GAAP income (loss) per share	$0.05	$(0.04)	$0.13	$(0.10)	$0.38

Reconciliation of shares used in calculating the non-GAAP income per share:
Shares used in calculating the basic and diluted income(loss) per share	67,015	68,783	70,450	68,737	71,228
Adjustment for dilutive securities	192	—	315	—	253

Non-GAAP shares used in the EPS calculation	67,207	68,783	70,765	68,737	71,481

APPLIED MICRO CIRCUITS CORPORATION
SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS
(in thousands)
(unaudited)
The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three months ended			Nine months ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006
GROSS PROFIT:
GAAP gross profit	$32,956	$27,882	$38,843	$84,475	$117,822
Amortization of purchased intangibles	4,583	4,583	6,527	13,857	14,906
Stock-based compensation expense	224	240	148	536	439

Non-GAAP gross profit	$37,763	$32,705	$45,518	$98,868	$133,167

OPERATING EXPENSES:
GAAP operating expenses	$39,474	$43,251	$46,023	$125,875	$146,288
Amortization of purchased intangibles	(1,320)	(1,336)	(1,350)	(4,001)	(3,645)
Acquired in-process research and development	—	—	—	—	(13,300)
Stock-based compensation expense	(2,088)	(3,057)	(2,575)	(7,693)	(7,472)
Restructuring charges	(125)	(1,376)	(67)	(1,469)	(2,733)
Gain on renegotiated design tool agreement	—	749	—	749	—
Payroll taxes on certain stock option exercises	—	(1)	—	(3)	(1)
Expenses related to stock option investigation, net	792	(209)	(2,705)	291	(4,405)

Non-GAAP operating expenses	$36,733	$38,021	$39,326	$113,749	$114,732

INTEREST AND OTHER INCOME, NET
GAAP interest and other income, net	$2,148	$6,906	$3,121	$12,130	$9,915
Realized gain on sale of strategic equity investments	—	(4,649)	—	(4,649)	—

Non-GAAP interest and other income, net	$2,148	$2,257	$3,121	$7,481	$9,915

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$(31)	$(410)	$113	$(458)	$327
Income tax adjustments	126	318	217	236	523

Non-GAAP income tax expense (benefit)	$95	$(92)	$330	$(222)	$850

RESEARCH AND DEVELOPMENT
GAAP research and development	$24,696	$24,480	$24,550	$74,658	$72,242
Stock-based compensation expense	(1,177)	(1,216)	(882)	(3,448)	(2,979)
Gain on renegotiated design tool agreement	—	749	—	749	—
Payroll taxes on certain stock option exercises	—	—	—	(2)	—

Non-GAAP research and development	$23,519	$24,013	$23,668	$71,957	$69,263

SELLING, GENERAL AND ADMINISTRATIVE
GAAP selling, general and administrative	$14,125	$15,850	$17,351	$46,038	$49,963
Stock-based compensation expense	(911)	(1,841)	(1,693)	(4,245)	(4,493)
Payroll taxes on certain stock option exercises	—	(1)	—	(1)	(1)

Non-GAAP selling, general and administrative	$13,214	$14,008	$15,658	$41,792	$45,469

APPLIED MICRO CIRCUITS CORPORATION
CONSOLIDATED STATEMENT OF CASHFLOWS
(in thousands)
(unaudited)

	Nine months ended December 31,
	2007	2006
Operating activities:
Net loss	$(28,812)	$(18,878)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities
Depreciation and amortization	4,891	6,518
Amortization of purchased intangibles	17,859	18,551
Acquired in-process research and development	—	13,300
Stock-based compensation expense:
Stock options	7,029	7,854
Restricted stock units	1,199	59
Non-cash restructuring charges (benefit)	(32)	2,521
Realized gain on strategic equity investments	(4,649)	—
Impairment of marketable securities	846	—
Net gain on disposal of property	68	34
Changes in operating assets and liabilities:
Accounts receivable	813	(7,973)
Inventories	(8,589)	(11,294)
Other assets	1,106	(3,148)
Accounts payable	(1,019)	(719)
Accrued payroll and other accrued liabilities	(5,628)	(6,315)
Deferred revenue	429	(372)

Net cash provided by (used for) operating activities	(14,489)	138

Investing activities:
Proceeds from sales and maturities of investments	490,932	379,413
Purchases of investments	(416,517)	(306,744)
Purchase of strategic investments	(5,000)	(1,500)
Net proceeds from the sale of strategic investments	5,249	—
Purchase of property, equipment	(5,013)	(5,783)
Proceeds from sale of property, equipment	1,646	—
Net cash paid for acquisitions	—	(71,971)

Net cash provided by (used for) investing activities	71,297	(6,585)

Financing activities:
Proceeds from issuance of common stock	3,785	248
Open market repurchases of Company stock	(56,961)	(20,137)
Funding of structured stock repurchase agreements	(41,819)	—
Funds received from structured stock repurchase agreements including gains	21,112	17,379
Payments on long-term debt	—	(289)
Other	(29)	166

Net cash used for financing activities	(73,912)	(2,633)

Net decrease in cash and cash equivalents	(17,104)	(9,080)
Cash and cash equivalents at beginning of the period	51,595	49,125

Cash and cash equivalents at end of the period	$34,491	$40,045